Prospectus Supplement

June 22, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 22, 2021 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2021

Real Assets Portfolio (the "Fund")

Important Notice Regarding Change in Investment Policy

At a meeting held on June 15-17, 2021, the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Board"), on behalf of the Fund, approved changing the Fund's name. Accordingly, effective August 31, 2021, the Fund's name is changed to Multi-Asset Real Return Portfolio.

The Fund has a policy that provides, under normal market conditions, at least 80% of the Fund's assets will be invested in "real assets." Real assets may include publicly-traded real estate (real estate investment trusts and real estate operating companies), publicly-traded infrastructure companies, equities, including natural resource related equities, commodity-linked investments (including exposure to precious metals), master limited partnerships, Treasury Inflation-Protected Securities and other fixed-income securities. This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days' notice in writing of any changes. At the meeting held on June 15-17, 2021, the Board, on behalf of the Fund, approved the elimination of this policy. This change will be effective August 31, 2021.

At the meeting held on June 15-17, 2021, the Board, on behalf of the Fund, approved eliminating the Fund's investment policy that the Fund invest 25% or more of its total assets in the real estate and infrastructure group of industries (i.e., "concentrate" in the real estate and infrastructure group of industries), subject to stockholder approval. If approved by stockholders, the Fund's strategies, risks and investment policy will be modified accordingly and the Fund will not be permitted to "concentrate" in securities of companies within one industry. Additional information will be included in the proxy statement that is anticipated to be mailed on or about July 14, 2021, to stockholders of the Fund as of the record date. If approved by stockholders of the Fund, this change is anticipated to occur on or about August 31, 2021. This supplement is not a solicitation of a proxy.

The Prospectus will hereby be amended as follows:

Effective August 31, 2021, the section of the Prospectus entitled "Fund Summary—Real Assets Portfolio—Principal Investment Strategies" will be as follows (the following does not reflect the elimination of the Fund's concentration policy, which would be removed if approved by stockholders):

The Fund's Adviser seeks to achieve the Fund's investment objective by investing in inflation-sensitive securities, such as inflation-sensitive global equities (such as energy and materials), commodities (such as gold and other precious metals and industrial metals) and inflation-linked bonds (collectively, "Core Real Assets"). The Adviser will also opportunistically allocate assets to infrastructure, real estate, and other real asset equities with inflation-hedging characteristics. The Fund's investment allocation to Core Real Assets may vary significantly and is not subject to a minimum threshold. The Fund will opportunistically take directional and non-directional (or hedged) positions across multiple asset classes globally with attractive real return potential. To implement this approach, the Adviser will take long and short positions in a range of securities, other instruments and asset classes. The Adviser may implement these positions either directly by purchasing securities or in the case of short positions, through the use of derivatives. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the real estate and infrastructure group of industries.

The Adviser will actively manage the Fund by: (1) periodically adjusting allocations to Core Real Assets; (2) varying weights of sub-categories within Core Real Assets and (3) opportunistically adding directional and non-directional positions with inflation-hedging and/or real return characteristics.

In selecting investments for the Fund, the Adviser uses a top-down macro-driven discretionary fundamental approach. Investment decisions will be based on an assessment of factors including macroeconomic and structural trends (e.g. economic growth, interest rates, political cycles and inflation), with a particular focus on inflation, asset valuations and investor sentiment/positioning.

Under normal market conditions, the Fund typically expects to invest between 50-100% of its total assets in Core Real Assets. However, at the Adviser's discretion based on market and other conditions, the Fund may at times have less or no exposure to Core Real Assets.

The Fund may invest in real estate investment trusts and similar entities established outside the United States. In addition, the Fund may invest in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging markets or developing countries and sovereign debt, as well as fixed-income securities that are rated below "investment grade" or are not rated but are determined by the Adviser to be of equivalent quality. The Fund may invest in asset-backed securities. The Fund may also invest in privately placed and restricted securities. The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders, such as banks. The Fund may also invest in other investment companies, including exchange-traded funds ("ETFs").

The Fund will use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or income earning purposes. The Fund's use of derivatives may involve engaging in futures, options, swaps, structured investments (including commodity-linked notes) and other related derivative instruments and techniques. The Fund may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. At times, the Fund may enter into "cross-currency" transactions involving currencies other than those in which securities held or proposed to be purchased are denominated. Derivative instruments used by the Fund will be counted toward the Fund's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary is advised by the Adviser. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets while meeting the federal tax requirements that apply to regulated investment companies, like the Fund. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

Effective August 31, 2021, the following is added to the section of the Prospectus entitled "Fund Summary—Real Assets Portfolio—Principal Risks:"

Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Foreign Currency. The Fund's investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund's assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Inflation-Linked Securities Risk. The values of inflation-linked securities change in response to actual or anticipated changes in specific inflation rates. Inflation-linked securities are also subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). Real interest rates change over time as a result of many factors, such as currency exchange rates, central bank monetary policies and general economic conditions. Such changes may be unanticipated by the Adviser. In addition, inflation-linked securities are subject to the risks associated with fixed-income securities. When inflation is low, declining, or negative, the inflation-linked securities in which the Fund invests could underperform more conventional bonds. Interest payments on inflation-linked investments may vary widely and will fluctuate as the principal and interest are adjusted for inflation.

Private Placements and Restricted Securities. The Fund's investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate ("LIBOR") is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBOR tenors may continue beyond 2021. As a result, it is possible that commencing in 2022 (or on a late date, if a particular LIBOR tenor is expected to continue beyond the end of 2021), LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some of the Fund's portfolio.

Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in NAV. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, mortgage-backed securities are subject to credit risk. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-backed securities may be subject to risks associated with the assets underlying those securities, such as a decline in value. Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund's portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund's investments in mortgage-backed securities.

Subsidiary Risk. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments.

Tax Risk. The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the Internal Revenue Service ("IRS") has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the "Notes Rulings") or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are "qualifying income" for purposes of compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a "security" under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. The IRS also recently issued final regulations that would generally treat the Fund's income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund's business of investing in stock, securities, or currencies. The Fund intends to treat its income from the Subsidiary as qualifying income. No assurances can be provided that the IRS would not be able to successfully assert that the Fund's income from such investments was not "qualifying income," in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Effective August 31, 2021, the section of the Prospectus entitled "Details of the Fund—Real Assets Portfolio—Approach" will be as follows:

The Adviser seeks to achieve the Fund's investment objective by investing in inflation-sensitive securities, such as inflation-sensitive global equities (such as energy and materials), commodities (such as gold and other precious metals and industrial metals) and inflation-linked bonds (collectively, "Core Real Assets"). In selecting investments for the Fund, the Adviser uses a top-down macro-driven discretionary fundamental approach. Investment decisions will be based on an assessment of factors including macroeconomic and structural trends (e.g. economic growth, interest rates, political cycles and inflation), with a particular focus on inflation, asset valuations and investor sentiment/positioning.

Effective August 31, 2021, the section of the Prospectus entitled "Details of the Fund—Real Assets Portfolio—Process" will be as follows (the following does not reflect the elimination of the Fund's concentration policy, which would be removed if approved by stockholders):

The Adviser will also opportunistically allocate assets to infrastructure, real estate, and other real asset equities with inflation-hedging characteristics. The Fund's investment allocation to Core Real Assets may vary significantly and is not subject to a minimum threshold. The Fund will opportunistically take directional and non-directional (or hedged) positions across multiple asset classes globally with attractive real return potential. To implement this approach, the Adviser will take long and short positions in a range of securities, other instruments and asset classes. The Adviser may implement these positions either directly by purchasing securities or in the case of short positions, through the use of derivatives. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the real estate and infrastructure group of industries.

The Adviser will actively manage the Fund by: (1) periodically adjusting allocations to Core Real Assets; (2) varying weights of sub-categories within Core Real Assets and (3) opportunistically adding directional and non-directional positions with inflation-hedging and/or real return characteristics.

Under normal market conditions, the Fund typically expects to invest between 50-100% of its total assets in Core Real Assets. However, at the Adviser's discretion based on market and other conditions, the Fund may at times have less or no exposure to Core Real Assets.

The Fund may invest in real estate investment trusts and similar entities established outside the United States. In addition, the Fund may invest in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging markets or developing countries and sovereign debt, as well as fixed-income securities that are rated below "investment grade" or are not rated but are determined by the Adviser to be of equivalent quality. The Fund may invest in asset-backed securities. The Fund may also invest in privately placed and restricted securities. The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders, such as banks. The Fund may also invest in other investment companies, including exchange-traded funds ("ETFs").

The Fund will use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or income earning purposes. The Fund's use of derivatives may involve engaging in futures, options, swaps, structured investments (including commodity-linked notes) and other related derivative instruments and techniques. The Fund may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. At times, the Fund may enter into "cross-currency" transactions involving currencies other than those in which securities held or proposed to be purchased are denominated. Derivative instruments used by the Fund will be counted toward the Fund's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary is advised by the Adviser. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets while meeting the federal tax requirements that apply to regulated investment companies, like the Fund. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

Effective August 31, 2021, the Fund's primary benchmark index will change from the MSCI World Index to the Bloomberg Barclays US Treasury Bills 1-3 Months (USD) Index because Morgan Stanley Investment Management Inc., the Fund's Adviser, believes the Bloomberg Barclays US Treasury Bills 1-3 Months (USD) Index is a more appropriate benchmark for the Fund in light of the changes to the Fund's investment strategies.

Effective August 31, 2021, the section of the Prospectus entitled "Fund Summary—Real Assets Portfolio—Fund Management—Sub-Adviser" is hereby deleted.

Effective August 31, 2021, the section of the Prospectus entitled "Fund Management—Sub-Advisers" is hereby deleted and replaced with the following:

The Adviser has entered into Sub-Advisory Agreements with MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England and MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Global Real Estate Portfolio). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the Fund with investment advisory services subject to the overall supervision of the Adviser and the Company's officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective August 31, 2021, Cyril Moullé-Berteaux and Sergei Parmenov will serve as portfolio managers of the Fund and Laurel Durkay, Matthew King, Ryan Meredith and Christian G. Roth will no longer serve as portfolio managers of the Fund. Accordingly, at such time, all references to Ms. Durkay, Mr. King, Mr. Meredith and Mr. Roth with respect to the Fund will be removed from the Fund's Prospectus. Mark A. Bavoso will continue to serve as a portfolio manager of the Fund.

For more information about the risks associated with the Fund's transition, please refer to the Fund's Prospectus and Statement of Additional Information that will be available on the Fund's website on or about August 31, 2021.

Please retain this supplement for future reference.

  IFIRANOTICEPROSPT 6/21

Statement of Additional Information Supplement

June 22, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 22, 2021 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2021

Real Assets Portfolio (the "Fund")

At a meeting held on June 15-17, 2021, the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Board"), on behalf of the Fund, approved changing the Fund's name. Accordingly, effective August 31, 2021, the Fund's name is changed to Multi-Asset Real Return Portfolio.

At the meeting held on June 15-17, 2021, the Board, on behalf of the Fund, approved eliminating the Fund's investment policy that the Fund invest 25% or more of its total assets in the real estate and infrastructure group of industries (i.e., "concentrate" in the real estate and infrastructure group of industries), subject to stockholder approval. If approved by stockholders, the Fund's strategies, risks and investment policy will be modified accordingly and the Fund will not be permitted to "concentrate" in securities of companies within one industry. Additional information will be included in the proxy statement that is anticipated to be mailed on or about July 14, 2021, to stockholders of the Fund as of the record date. If approved by stockholders of the Fund, this change is anticipated to occur on or about August 31, 2021. This supplement is not a solicitation of a proxy.

The Statement of Additional Information is hereby amended as follows:

Effective August 31, 2021, the table in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Other Accounts Managed by Portfolio Managers as of December 31, 2020 (unless otherwise indicated)—Real Assets" is hereby deleted and replaced with the following:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Real Assets
Mark A. Bavoso*	5	$2.2 billion	5	$851.4 million	7(14)	$6.8 billion(14)
Cyril Moullé-Berteaux*	4	$2.2 billion	4	$927.1 million	8	$6.9 billion
Sergei Parmenov*	4	$2.2 billion	4	$927.1 million	7	$6.8 billion

(14)  Of these other accounts, two accounts with a total of $3.7 billion in assets had performance-based fees.

*  As of March 31, 2021.

Effective August 31, 2021, the table in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Securities Ownership of Portfolio Managers—Real Assets" is hereby deleted and replaced with the following:

Fund and Portfolio Managers	Fund Holdings
Real Assets
Mark A. Bavoso	None
Cyril Moullé-Berteaux*	None
Sergei Parmenov*	None

*  As of March 31, 2021.

Effective August 31, 2021, Laurel Durkay, Matthew King, Ryan Meredith and Christian G. Roth will no longer serve as portfolio managers of the Fund. Accordingly, at such time, all references to Ms. Durkay, Mr. King, Mr. Meredith and Mr. Roth with respect to the Fund will be removed from the Fund's Statement of Additional Information.

Effective August 31, 2021, the third sentence of the first paragraph in the section of the Statement of Additional Information entitled "Investment Policies and Strategies" is hereby deleted and replaced with the following:

Under the supervision of the Adviser, Morgan Stanley Investment Management Limited ("MSIM Limited") acts as investment sub-adviser to the Emerging Markets Fixed Income Opportunities, Global Franchise, Global Real Estate, Global Sustain and International Equity Portfolios; Morgan Stanley Investment Management Company ("MSIM Company") acts as investment sub-adviser to the China Equity, Asia Opportunity, Counterpoint Global, Developing Opportunity, Emerging Markets Fixed Income Opportunities, Emerging Markets Leaders, Emerging Markets, Global Opportunity, Global Real Estate, International Advantage and International Opportunity Portfolios (MSIM Limited and MSIM Company are each referred to herein individually as the "Sub-Adviser" and together as the "Sub-Advisers").

Effective August 31, 2021, the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Sub-Advisers" is hereby deleted and replaced with the following:

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Emerging Markets Fixed Income Opportunities, Global Franchise, Global Real Estate, Global Sustain and International Equity Portfolios) and Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Asia Opportunity, China Equity, Counterpoint Global, Developing Opportunity, Emerging Markets Fixed Income Opportunities, Emerging Markets Leaders, Emerging Markets, Global Opportunity, Global Real Estate, International Advantage and International Opportunity Portfolios). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Funds with investment advisory services subject to the overall supervision of the Adviser and the Company's officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Funds.

Information about changes to the Fund's principal risks are included in supplements to the Fund's Summary Prospectus and Prospectus dated June 21, 2021. For more information about these and other risks associated with the Fund's transition, please refer to the Fund's Prospectus and Statement of Additional Information that will be available on the Fund's website on or about August 31, 2021.

Please retain this supplement for future reference.